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                                                             Exhibit 99.906.Cert

  CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, David Lerner, Principal Executive Officer of Spirit of America Investment Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    June 27, 2005                 /s/ David Lerner
     ----------------------            -----------------------------------------
                                       David Lerner, Principal Executive Officer
                                       (principal executive officer)


I, Alan Chodosh, Principal Financial Officer of Spirit of America Investment Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    June 27, 2005                 /s/ Alan Chodosh
     ----------------------            -----------------------------------------
                                       Alan Chodosh, Principal Financial Officer
                                       (principal financial officer)